SUPPLEMENT DATED AUGUST 2, 2005 TO THE
                         PROSPECTUSES DATED MAY 2, 2005

  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS")
        THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")
        THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ("MM")
                               (EACH AN "ACCOUNT")

THE FOLLOWING INFORMATION SUPPLEMENTS, AND TO THE EXTENT INCONSISTENT THEREWITH, REPLACES THE INFORMATION IN THE PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

At a special meeting of variable annuity contract owners, the following was approved by contract owners:

1. A new investment advisory agreement between each Account and Travelers Asset Management International Company LLC ("TAMIC");

2. A proposal with respect to the future operation of each Account whereby TAMIC may from time to time, to the extent permitted by an exemption granted by the Securities and Exchange Commission and subject to approval by the Board of Managers, enter into new or amended agreements with subadvisers with respect to the Account without obtaining Contract Owner approval of such agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements;

3.   Election of Elizabeth M. Forget as a member of the Board of Managers.

As a result of Item 2 above, TAMIC, subject to the approval of each Account's Board of Managers, is able to change the subadviser for each Account or add a new subadviser from time to time, without the expense and delays associated with obtaining contract owner approval of the change or addition. In such circumstances, contract owners would receive notice of such change or addition, including the information concerning the new subadviser that normally is provided in a proxy statement. TAMIC would not be permitted, however, to appoint a subadviser that is an affiliate of the Account or TAMIC (other than by reason of serving as subadviser to the Account) (an "Affiliated Subadviser") without contract owner approval. TAMIC is responsible for overseeing these subadvisers and for making recommendations to the Board of Managers relating to hiring and replacing subadvisers.

In accordance therewith, for Accounts MM and QB, TAMIC has retained Salomon Brothers Asset Management Inc. ("SaBAM") as subadviser. Each Account had previously been managed directly by TAMIC without a subadviser. The addition of SaBAM as subadviser does not have any effect on the day-to-day management of the Accounts because the portfolio managers remain the same.

SaBAM was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM 's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup")

On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, SaBAM would become an indirect wholly owned subsidiary of Legg Mason. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

The Travelers Insurance Company ("TIC") serves as each Account's administrator. TIC has entered into a sub-administrative service agreement with State Street Bank and Trust Company to perform each Account's administrative, pricing and bookkeeping services.

Under the section entitled "Managed Separate Accounts" under the sub-section "The Travelers Quality Bond Account for Variable Annuities (Account QB)," the second paragraph of biographical information under the sub-section "Portfolio Manager" is replaced with the following:

Mr. Collins is a managing director of SaBAM and is a senior portfolio manager responsible for managing U.S. investment grade portfolios. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada, a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities. Mr. Lin is a Director and Senior Portfolio Manager of SaBAM and is responsible for managing US investment grade portfolios and structured products. He also trades corporate bonds, derivatives and currencies. Previously Mr. Lin was the senior derivatives trader at Smith Barney.

Under the section entitled "Managed Separate Accounts" under the sub-section "The Travelers Money Market Account for Variable Annuities (Account MM)," the first paragraph of biographical information under the sub-section "Portfolio Manager" is replaced with the following:

Emil J. Molinaro, Jr. and Michele Mirabella are the Account's portfolio managers. Mr. Molinaro has been the Account's portfolio manager since March 1995. He is currently a Senior Vice President of Citigroup Global Investments and a Managing Director and Senior Portfolio Manager for Fixed Income at SaBAM. For the past eight years he has managed short-term investment portfolios backing various insurance company products and the Travelers Life & Annuity money market pool. Ms. Mirabella has been involved in the management of the Account since April 2001. She is a Vice President of both SaBAM and Citigroup Global Investments. She is a Chartered Financial Analyst and has been employed in the investment management areas of Citigroup since June 1990.

This Supplement pertains to the following prospectuses:

     o    Universal Annuity

     o    Universal Select Annuity

     o    Universal Annuity Advantage

     o Individual Variable Annuity Contracts Issued by The Travelers Insurance Company (GIS and QB)

     o Group Variable Annuity Contracts Issued by The Travelers Insurance Company for Funding Qualified Retirement Plans under Pension and Profit-Sharing Programs (GIS and QB)

     o Group Variable Annuity Contract Issued by The Travelers Insurance Company (GIS)


L-24539                                                             August, 2005